Supplement to the
Fidelity® Short-Intermediate Municipal Income Fund
March 1, 2007
Prospectus

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

Annual operating expenses
(paid from Short-Intermediate Municipal Income assets)

Management fee	0.37%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.12%
Total annual class operating expenses	0.49%

STM-07-01 April 11, 2007
1.478063.118